Exhibit 32

Certification of Principal Executive Officer and Principal Financial Officer
Pursuant to 18 U.S.C. Section 1350, As Adopted Pursuant To
Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350), Steven N. Bronson, President and Chief Executive Officer (Principal Executive Officer and Principal Financial and Accounting Officer) of Ridgefield Acquisition Corp. (the “Company”), hereby certifies that, to the best of his knowledge:

1.	Our Annual Report on Form 10-K for the year ended December 31, 2018, to which this Certification is attached as Exhibit 32 (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 28, 2019	/s/ Steven N. Bronson
Steven N. Bronson, President and Chief Executive Officer
(Principal Executive Officer and Principal Financial and Accounting Officer)